                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

  DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 12, 2003 (MAY 8, 2003)

                        MEADOWBROOK INSURANCE GROUP, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

MICHIGAN                                           38-2626206
(STATE OR OTHER JURISDICTION OF        (I.R.S. EMPLOYER IDENTIFICATION NUMBER)
INCORPORATION)
                                     1-14094
                            (COMMISSION FILE NUMBER)



26600 TELEGRAPH ROAD, STE. 300
SOUTHFIELD, MICHIGAN                                           48034
(ADDRESS OF PRINCIPAL                                       (ZIP CODE)
 EXECUTIVE OFFICES)


                                  (248)358-1100
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)















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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.     None.

         b.     None.

         c. The following document is furnished as an Exhibit to this Current Report on Form 8-K pursuant to Item 601 of Regulation S-K:

                99.1 Earnings Press Release for the quarter ended March 31, 2003, issued May 8, 2003.

ITEM 9.         REGULATIONS FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12.
                RESULTS OF OPERATIONS AND FINANANCIAL CONDITION)

This information set forth under this Item 9 is being furnished pursuant to Item 12 -- "Disclosure of Results of Operations and Financial Condition" of Form 8-K in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216. Such information, including the Exhibit attached hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended.

On May 8, 2003, the Registrant issued a press release setting forth its financial results for the quarter ending March 31, 2003. The information in the Registrant's press release dated May 8, 2003, attached as Exhibit 99.1, is incorporated herein by reference.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 9, 2003                 MEADOWBROOK INSURANCE GROUP, INC.
                                  (REGISTRANT)


                                  By:    /s/ Karen M. Spaun
                                  ----------------------------------------------
                                         Karen M. Spaun, Chief Financial Officer



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                                  EXHIBIT INDEX


EXHIBIT NO.           DOCUMENT DESCRIPTION

   99.1 Earnings Press Release for the quarter ended March 31, 2003, issued May 8, 2003.